SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
 (Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2008

Dear Stockholder:

On behalf of the Board of Directors of China Security & Surveillance Technology, Inc. (the “Company”), I invite you to attend our 2008 Annual Meeting of Stockholders.  We hope you can join us.  The annual meeting will be held:

At:

China Security & Surveillance Technology, Inc.
13/F, Shenzhen Special Zone Press Tower,
Shennan Road, Futian District, Shenzhen, China 518034

On:

June18, 2008

Time:

10:00 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2007 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations.  You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities.  You will also have an opportunity to meet your directors and other key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of the Company’s accountants and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting.  Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope.  You may revoke your proxy at any time before it is exercised.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Security & Surveillance Technology, Inc.  We look forward to seeing you at our Annual Meeting.

If you have any questions about the Proxy Statement, please contact Samuel Lo, corporate secretary, China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, 518034, People’s Republic of China; Telephone: (86) 755- 83510888, extension 5611.

Sincerely,

/s/ Guoshen Tu
Guoshen Tu
Chief Executive Officer

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 18, 2008

To the Stockholders of China Security & Surveillance Technology, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of China Security & Surveillance Technology, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 18, 2008 at 10:00 a.m., local time, at China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, 518034, People’s Republic of China for the following purposes:

1.

To elect five persons to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.

To ratify the selection by the Board of GHP Horwath, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3.

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 9, 2008 are entitled to notice and to vote at the Meeting and any adjournment.

You are cordially invited to attend the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice.  Our 2007 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the Meeting.  We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by either completing, signing and returning the accompanying proxy card or casting your vote via the internet as directed either in instructions of our Transfer Agent, American Stock Transfer & Trust Company (the “Transfer Agent”) or on the proxy card included with this Proxy Statement.  You do not need to affix postage to the enclosed reply envelope if you mail it within the United States.  If you attend the meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the meeting, please mark the accompanying proxy card in the space provided and return it to us, or notify us of your intentions via the internet as directed on the proxy card.  This will assist us with meeting preparations.  If your shares are not registered in your own name and you would like to attend the Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership.  This will enable you to gain admission to the Meeting.

By Order of the Board of Directors,

/s/ Samuel Lo
Secretary

April 30, 2008

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
13/F, Shenzhen Special Zone Press Tower, Shennan Road
Futian District, Shenzhen, 518034
People’s Republic of China

____________________

 PROXY STATEMENT
____________________

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of China Security & Surveillance Technology, Inc., a Delaware corporation (the “Company,” “CSST” or “we”), for the 2008 Annual Meeting of Stockholders (the “Meeting”).  The Meeting is to be held at 10:00, local time, on Wednesday, June 18, 2008, and at any adjournment or adjournments thereof, at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, 518034, People’s Republic of China.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to stockholders is May 12, 2008.

The purposes of the Meeting are to seek stockholder approval of two proposals: (i) electing five (5) directors to the Board and (ii) ratifying the appointment of the Company’s accountants for fiscal year 2008.

Who May Vote

Only stockholders of record of our common stock, $.0001 par value (the “Common Stock”), as of the close of business on May 9, 2008 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, during office hours, at the executive offices of the Company at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, 518034, People’s Republic of China, by contacting the Secretary of the Company.

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum.  Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting.  A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the date of this Proxy Statement, we had issued and outstanding 42,859,292 shares of Common Stock.  Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting.  No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by one of the following methods:

  Completing and signing the proxy card and mailing it in the enclosed postage-paid envelope; or

  Voting on the internet.  Please follow the instructions that are either included with the proxy materials provided by the Transfer Agent (you may obtain copies of such information by contacting the Transfer Agent at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Telephone: 718.921.8210, www.amstock.com) or on the proxy card.

If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, and FOR ratification of GHP Horwath, P.C. as the Company’s independent registered public accounting firm. In addition, if other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the five candidates for election as directors at the Meeting are uncontested.  In uncontested elections, directors are elected by majority of the votes cast at the Meeting.  Proposal 2 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter.  Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted.  Mere attendance at the meeting will not revoke a proxy.  Such revocation may be effected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement, or by your attendance and voting in person at the Meeting. In addition, you may revoke your proxy via the Transfer Agent’s website at www.amstock.com; please contact the Transfer Agent at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Telephone: 718.921.8210, www.amstock.com for instructions). Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone.  The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2007 Annual Report and Proxy Statement for the 2008 Annual Meeting of Stockholders will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address.  A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2007 Annual Report, this Proxy Statement, or any future annual reports or proxy statements, contact the Manager, Investor Relations at China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, 518034, People’s Republic of China; Telephone number 011 (86-755) 83510888, extension 5611, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company.  It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance.  Members of the Board are kept informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly.  The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director.  The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Director Selection

Our Nominating and Governance Committee consists of Runsen Li, Peter Mak and Robert Shiver, each of whom is “independent” as defined by the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”). The Nominating and Governance Committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Board evaluates candidates based on the requirements set forth in the Company’s by-laws and regulatory requirements applicable to the Company.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of the nominees listed below.

Information about Nominees

Set forth below are the names of the nominees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

Name	Age	Position/s	Director Since
Guoshen Tu	43	CEO and Chairman of the Board	September 2005
Terence Yap	37	CFO, Vice Chairman of the Board	March 2006
Runsen Li	72	Director	August 2007
Peter Mak	46	Director	October 2007
Robert Shiver	53	Director	October 2007

Guoshen Tu.  Mr. Tu has been our Chief Executive Officer and a director since September 2005.  From 1994 to 1996, Mr. Tu was the Chief Executive Officer of Jiangxi Golden Motuo Che Zhizhao Co., Ltd. From 1996 to 2004, Mr. Tu was the Chief Executive Officer of Jiangxi Golden Group Limited. From 2004 to 2005, Mr. Tu was the Chief Executive Officer of Golden Group Corporation (Shenzhen) Limited. Mr. Tu received an EMBA from Beijing University.

Terence Yap.  Mr. Yap has served as our Chief Financial Officer since January 2007, our director and Vice Chairman since March 2006.  Mr. Yap was the President, CEO and a director of Digital Network Alliance International, Inc., a Delaware company which is engaged in the business of providing satellite Internet connections to customers in the Asia Pacific region, including Hong Kong, Singapore, Indonesia, Bangladesh, Pakistan and Mongolia, and the business of providing managed broadband services to commercial office buildings and apartment buildings in Singapore and Hong Kong.  Digital Network Alliance International, Inc., is a U.S. reporting company.  Mr. Yap has been affiliated with Digital Network Alliance International, Inc. and its affiliated entities since January 2002.  From April 2000 to December 2002, he was the Director of Business Development for Skyhub Asia Co., Ltd., where he was responsible for the development of partnerships and alliances with various partners in Hong Kong and within the region.  Skyhub Asia’s main line of business was the provision of satellite services within the Asia Pacific region.  From June, 1999 to April, 2000, he served as the Business Development Manager of MCI WorldCom Asia Pacific, Ltd., where he was part of the business development team in the Asia Pacific region and was involved in mergers and acquisitions of licensed telecommunications companies, building of physical points of presence and negotiations with incumbent telecommunications operators.  MCI WorldCom’s main line of business was the provision of global data communication services.  From June 1998 to June 1999, he served as the distribution manager for Tele Media International H.K. Ltd (“TMI”), where he was responsible for distribution and sale of the company’s products and services within various countries in the Asia Pacific region.  TMI’s main line of business was the provision of data communication services within Europe and the Asia Pacific region.  From January 1996 to June 1998, he was employed by Hutchison Corporate Access (HK) Ltd. and Hutchison Corporate Access Pte. Ltd (HCA), first as a senior market development executive and later as a business development manager.  HCA’s main line of business is the provision of satellite data network services within the Asia Pacific region.  From June 1995 to January 1996, he was employed by Pacific Century Corporate Access Pte. Ltd. (“PCCA”) as a project engineer.  PCCA’s main line of business was the provision of satellite data networking services in the Asia Pacific region.

Runsen Li.   Mr. Li has served as the Company’s director since August 2007. Mr. Li has held the position of Vice President of the Chinese Police Association, an organization that serves as a liaison with the police and public community as well as foreign law enforcement agencies since 2005. It also conducts formal law enforcement training and education in China as well as overseas.  Since 1996, Mr. Li has held the position of Head of the Commission of Science and Technology of the Ministry of Public Security of the People’s Republic of China.  Since 1998, Mr. Li has worked as a group leader and chief technical advisor for China’s Golden Shield Project, a communication network and computer information system operated by the Ministry of Public Security of the People’s Republic of China. Mr. Li brings to the Company over 40 years of experience in the security and surveillance industry having served in several high level positions within China’s Ministry of Public Security. Mr. Li graduated from Soviet Leningrad Electric and Industry College in 1963, with a degree in Wireless Engineering. From 1981 to 1983, Mr. Li was a visiting scholar at University of Cincinnati.

Peter Mak.  Mr. Mak became the Company’s director on October 25, 2007 and is currently the Managing Director of Venfund Investment, a China-focused private equity investment and financial advisory firm incorporated in Shenzhen, China which he co-founded in late 2001. Mr. Mak has served as the CFO of New Dragon Asia Corporation since 2004. Prior to that, Mr. Mak spent 17 years at Arthur Andersen Worldwide where he was a firm partner and served as the managing partner of Arthur Andersen Southern China in his last position with the firm. Mr. Mak serves as an independent non-executive director and audit committee chairman of Trina Solar Limited, China GrenTech Corp., Dragon Pharmaceutical Inc. and Network CN Inc., all of which are companies listed in the U.S.

Robert Shiver.  Mr. Shiver became the Company’s director on October 25, 2007. Mr. Shiver is currently the Chairman and CEO of both Aerwav Holdings, Inc and The Shiver Group, LLC, which  are privately held investment companies that specialize in developing recurring revenue services and products in the global security, energy, wireless and technology sectors. Mr. Shiver has over 30 years of Board, Executive and Operating experience within the above sectors in both the Public and Private markets.  Mr. Shiver previously served as the Managing Director of TC Energy Holdings which is a provider of various energy services and products to both the commercial and industrial markets in North America. In addition, Mr. Shiver served as the Chairman and CEO of Intek Global which was a global provider of wireless technology, spectrum, products and various services as a Public Company.  Within the global security sector, Mr. Shiver has substantial experience at the investor, Board and Executive level with companies such as Securicor plc, ADT LTD, Centennial Security Holdings and Sonitrol to name a few.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified.  There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions.  No nominee, member of the Board or executive officer is related to any other nominee, member of the Board or executive officer.

For information as to the shares of the Common Stock held by each nominee, see “Securities Ownership of Certain Beneficial Owners and Management,” which starts on page 22 of this Proxy Statement.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board has selected GHP Horwath, P.C. to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2008.  GHP Horwath, P.C. served as the Company’s independent registered public accounting for the fiscal year ending December 31, 2007.

We are asking our stockholders to ratify the selection of GHP Horwath, P.C. as our independent registered public accounting firm.  Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of GHP Horwath, P.C. to our stockholders for ratification as a matter of good corporate practice.  In the event our stockholders fail to ratify the appointment, the Board may reconsider this appointment.

The Company has been advised by GHP Horwath, P.C. that neither the firm nor any of its associates had any relationship with the Company.  Representatives of GHP Horwath, P.C. will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by GHP Horwath, P.C. for professional services rendered for the fiscal year ended December 31, 2007 and 2006:

(in thousands)
	2007	2006

Audit fees(1)	$970.4	$542.2
Audit-related fees(2)	49.4	26.2
Tax fees	4.6	0.2
All other fees	0	0
Total	1,024.4	568.6

__________

(1)

Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)

Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in “audit fees” in this table. The services provided by our accountants within this category consisted of advice relating to SEC matters and employee benefit matters.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board pre-approved the audit service performed by GHP Horwath, P.C. for our consolidated financial statements as of and for the year ended December 31, 2008.

Recommendation of the Board

The Board unanimously recommends a vote FOR ratification of the selection of GHP Horwath, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, the rules of the NYSE, and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members: Guoshen Tu , Terence Yap, Runsen Li, Peter Mak, and Robert Shiver.   Since October 2007, the Board has established three Committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees.  The Board has adopted a written charter for each of the Committees which is available on the Company’s website www.csst.com. Printed copies of these charters may be obtained, without charge, by contacting the Corporate Secretary, China Security & Surveillance Technology, Inc., 13/F Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, Guangdong, 518034, China.

Independent Directors

On July 24, 2007, the Board elected Runsen Li as a director of the Company to fill a vacancy on the Board. Mr. Li’s appointment became effective on August 1, 2007.  On October 25, 2007, the Board elected Peter Mak and Robert Shiver as directors of the Company to fill existing vacancies on the Board.

Our Board has determined that each of Messrs. Li, Mak and Shiver, constituting a majority of the members of the Board, has no material relationship with the Company (either directly or as partners, stockholders or officers of an organization that has a relationship with the Company) and is independent as defined by the applicable rules and regulations of the SEC and the NYSE. Guoshen Tu, our Chief Executive Officer, and Terence Yap, our Chief Financial Officer, are not considered to be independent.

Furthermore, the Board has determined that each of the members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee has no material relationship to the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and is independent as defined by the applicable rules and regulations of the SEC and the NYSE.

Audit Committee

Our audit committee consists of Runsen Li, Peter Mak and Robert Shiver, each of whom is “independent” as defined by the applicable rules and regulations of the SEC and the NYSE. The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Mr. Mak serves as our audit committee financial expert as that term is defined by the applicable SEC rules. The audit committee is responsible for, among other things:

  selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

  reviewing with our independent auditors any audit problems or difficulties and management’s response;

  reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended;

  discussing the annual audited financial statements with management and our independent auditors;

  reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

  annually reviewing and reassessing the adequacy of our audit committee charter;

  such other matters that are specifically delegated to our audit committee by our Board from time to time;

  meeting separately and periodically with management and our internal and independent auditors; and

  reporting regularly to the full board of directors.

Compensation Committee

Our compensation committee (the “Compensation Committee”) consists of Runsen Li, Peter Mak and Robert Shiver, each of whom is “independent” as defined by the applicable rules and regulations of the SEC and NYSE.  The Compensation Committee is responsible for, among other things:

  Approves and oversees the compensation package for our executive officers;

  Reviews and makes recommendations to the Board with respect to the compensation of our directors;

  Serves as the granting and administrative committee for the Company’s equity compensation plans;

  Reviews and approves corporate goals and objectives relevant to the compensation of our chief executive officer, evaluates the performance of our chief executive officer in light of those goals and objectives, and sets the compensation level of our chief executive officer based on this evaluation; and

  Reviews periodically and recommends  any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans to the Board.

The Compensation Committee may not delegate its responsibilities to another committee, individual director or member of management.

The Compensation Committee meets regularly and holds special meetings as needed.  The Compensation Committee meetings may be called by the Committee chairman, the Chairman of the Board or a majority of Committee members. The Compensation Committee meets in executive session with no members of management present for part of each of its regular meetings. The Chief Executive Officer and Chief Financial Officer also provide recommendations to the Compensation Committee relating to compensation of other executive officers

The Compensation Committee is assisted in fulfilling its responsibilities by its advisor, James F. Reda & Associates LLC (the “Compensation Consultant”), which was retained by the Compensation Committee in January 2008. The Compensation Consultant is engaged by, and reports directly to, the Compensation Committee, and the Compensation Consultant is not permitted to provide services to management without the Compensation Committee’s prior approval.

The Compensation Consultant reviews all materials prepared for the Compensation Committee by management, prepares additional materials as may be requested by the Compensation Committee, and attends all Compensation Committee meetings. In its advisory role, the Compensation Consultant assists the Compensation Committee in the design and implementation of the Company’s compensation program. This includes assisting the Compensation Committee in selecting the specific compensation elements of  the program, the targeted payments for each element, and the performance targets.

The Compensation Consultant also conducts an annual review of the compensation practices of select peer companies. Based on this review, the Compensation Consultant advises the Compensation Committee with respect to the reasonableness and competitiveness of the Company’s compensation program in comparison to industry practices, and identifies trends in executive compensation.

Beginning in 2008, the Board will conduct a review of the Chief Executive Officer’s performance at the end of each fiscal year. As part of this process, the Chief Executive Officer will provide a self-assessment report. At the following Board meeting, the Board will set the compensation of the Chief Executive Officer, after considering its assessment of the Chief Executive Officer’s performance, market comparison data and the recommendations of the Compensation Committee. Neither the Chief Executive Officer nor any other members of management may be present in meetings which the Chief Executive Officer’s compensation is deliberated.

The Chief Executive Officer, in consultation with the Senior Vice President – Human Resources, reviews the performance of the other Named Executive Officers with the Compensation Committee and provides  recommendations for the Compensation Committee’s consideration. The Compensation Committee determines the compensation for these executives, after considering the Chief Executive Officer’s recommendations and, market comparison data regarding compensation levels among peer companies.

Compensation Committee Interlocks and Insider Participation

All current members of the Compensation Committee are independent directors, and all past members were independent directors at all times during their service on such Committee.  None of the past or present members of our Compensation Committee are present or past employees or officers of ours or any of our subsidiaries. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended.  None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

Nominating and Governance Committee

Our Nominating and Governance Committee (the “Nominating and Governance Committee”) consists of Runsen Li, Peter Mak and Robert Shiver, each of whom is “independent” as defined by the applicable rules and regulations of the SEC and NYSE. The Nominating and Governance Committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Nominating and Governance Committee is responsible for, among other things:

  identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;

  reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;

  identifying and recommending to the board the directors to serve as members of the Board’s committees; and

  monitoring compliance with our code of business conduct and ethics.

Board, Committee and Annual Meeting Attendance

During 2007, the Board held 12 meetings and acted by written consent 77 times. Our audit committee held 3 meetings and the Compensation Committee and the Nominating and Governance Committee each held one meeting. Each director attended at least 75% of all board of directors and applicable committee meetings. We encourage our directors to attend our annual meeting of stockholders. Last year, 4 directors attended the annual stockholder meeting.

Our directors are expected to attend board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting.  Our directors are expected to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so.

Family Relationships

There are no family relationships among our directors or officers.

 Director Recommendations and Nominations

It is the Nominating and Governance Committee’s policy to consider properly submitted stockholder recommendations (as opposed to a formal nomination) for candidates for membership on the Board. A stockholder may submit a recommendation for a candidate for membership on the Board by submitting in writing the name and background of such candidate to the Nominating and Governance Committee, c/o Secretary, China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, 518034, People’s Republic of China. The Nominating and Governance Committee will consider a recommendation only if (1) appropriate biographical and background information on the candidate is provided, (2) the recommended candidate has consented in writing to a nomination and public disclosure of the candidate’s name and biographical information, and (3) the recommending stockholder has consented in writing to public disclosure of such stockholder’s name. Required biographical and background information include: (A) the name, age, business address and residence of such person, (B) the principal occupation and employment of such person, and (C) biographical information on the recommended candidate that the recommending stockholder believes supports such candidacy (keeping in mind the criteria discussed below that the Nominating and Governance Committee considers in making recommendations for nomination to the Board).

The Nominating and Governance Committee uses a variety of methods for identifying candidates for nomination to the Board. Although candidates for nomination to the Board typically are suggested by existing directors or by our executive officers, candidates may come to the attention of the Committee through professional search firms, stockholders or other persons. The process by which candidates for nomination to the Board are evaluated includes review of biographical information and background material on potential candidates by committee members, meetings of committee members from time to time to evaluate and discuss potential candidates, and interviews of selected candidates by members of the committee. Candidates recommended by stockholders (and properly submitted, as discussed below) are evaluated by the Nominating and Governance Committee using the same criteria as other candidates. Although the Nominating and Governance Committee does not have specific minimum qualifications that must be met before recommending a candidate for election to the Board, the committee does review numerous criteria before recommending a candidate. Such criteria include: character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business, other commitments and the like.

Code of Business Conduct and Ethics

On October 25, 2007, we adopted a new code of business conduct and ethics relating to the conduct of our business by our employees, officers and directors. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those relating to doing business outside the United States.  Our Code of Ethics applies to all directors, officers and employees of the Company, including the Company’s principal executive officer and principal financial officer. This Code is designed to deter wrongdoing and to promote all of the following:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, and in other public communications made by the Company;

  compliance with applicable governmental laws, rules and regulations;

  the prompt internal reporting to an appropriate person or persons identified herein for receiving notice of violations or potential violations of this code; and

  accountability for adherence to this code.

Current versions of the Code of Ethics is maintained on the Company’s website at www.csst.com.  During the fiscal year ended December 31, 2007, there were no waivers of our Code of Ethics.

Communication with Directors

The Company has a process for stockholders who wish to communicate with the Board of Directors.  Stockholders who wish to communicate with the Board may write to it at the Company’s address given above.  These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board.  The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

An understanding of our executive compensation program begins with an understanding of the objectives the program is intended to serve. These include:

  Offering competitive compensation. We seek to offer a compensation package that is attractive and competitive with the compensation practices of the peer companies with which we compete for talent.

  Rewarding performance. Our compensation program is intended to closely align executive compensation with performance by tying a significant portion of compensation to the achievement of financial and other Company goals and the executive’s contributions to the accomplishment of those goals.

  Aligning the interests of our executives with those of our shareholders. Over 90% of the total compensation paid to our Named Executive Officers is in the form of equity-based compensation. This serves to further align the interests of our executives with those of our shareholders.

2007 Compensation

The following discussion relates to our executive compensation program and the compensation decisions in fiscal year 2007 with respect to Guoshen Tu our Chief Executive Officer (referred to as our “CEO”), and the other executive officers named in the Summary Compensation Table on page 18. We refer to these executive officers as the “Named Executive Officers.”

In 2007, consistent with our historic practices, our Board, on which each of Messrs. Tu and Yap served, determined the compensation to be paid to the Company’s executive officers based on the Company’s financial and operating performance and prospects and the contributions of each of the executive officers to the success of the Company.

The Compensation Committee, formed in late 2007, was established to oversee the compensation program for the Named Executive Officers and for the other members of senior management who report to the CEO. The Compensation Committee is assisted in fulfilling its responsibilities by the Compensation Consultant.  The Compensation Consultant is engaged by, and reports directly to, the Compensation Committee. Additional information on the roles of the Compensation Committee, the Compensation Consultant and management in the process for determining executive compensation is on page 9.

Neither our Board nor our Compensation Committee has, as of yet, adopted or established a formal policy or procedure for determining the amount of compensation paid to our executive officers.  Historically, no pre-established, objective performance goals or metrics were used by the Board in determining the compensation of our executive officers.  Mr. Tu and Mr. Yap have been involved in the Board’s deliberations regarding executive compensation in the past and have provided recommendations with respect to their and the other executive officers’ compensation. Going forward, such determinations will be made solely by our Compensation Committee, and neither Mr. Tu nor Mr. Yap will take part in any discussions regarding their own respective compensation.

2008 Compensation

The Compensation Committee is responsible for determining the elements of our compensation program. In doing so, the Compensation Committee seeks to structure our program in a way that furthers our program objectives of providing a competitive compensation package, promoting our pay-for-performance philosophy and aligning the interests of our executives and shareholders. In structuring the 2008 program, the Compensation Committee considered market comparison information provided by the Compensation Consultant regarding executive compensation practices generally and at selected comparator companies.

The key compensation elements selected by the Compensation Committee include:

  annual salary;

  annual discretionary bonus (moving to non-discretionary, performance-based in 2008); and

  long-term equity-based compensation, which for 2007 and 2008 consisted exclusively of restricted stock awards

The Compensation Committee believes that this combination of salary, bonus and equity-based compensation is appropriate to provide a competitive compensation package to our executives based on prevailing market practices. As the Compensation Committee continues to develop our compensation programs, it expects to tie a significant portion of target compensation to performance in order to further support our pay-for-performance philosophy and the achievement of our strategic goals. While no specific formula is used to determine the allocation between performance-based and fixed compensation, this emphasis on pay-for-performance resulted in performance-based compensation representing the largest portion of the total target compensation (meaning salary, bonus, and equity-based compensation) of the Named Executive Officers in fiscal year 2007 and for 2008. Specifically, for fiscal year 2007, the grant date fair values of equity-based compensation awards amounted to 99% of total target compensation for the CEO and 95% to 99% of total target compensation for the other Named Executive Officers.

The Comparison Group. In 2008, the Compensation Committee compared the Company’s executive compensation program to that of a group of select comparator companies (referred to as the “Comparison Group”). The Compensation Committee compared both the structure of our executive compensation program and target compensation to that of the Comparison Group. A significant portion of the Comparison Group is comprised of China-based technology and communication companies listed on the NYSE.  Several of these companies are significantly larger than our Company.  However, after a careful examination of pay levels and practices at these larger China-based companies, the Compensation Committee determined that executive compensation at these larger companies was not significantly different than smaller companies and decided to include these companies in the Comparison Group in 2008.

The Comparison Group consists of 16 companies that the company competes with for executive talent. The companies included in the Comparison Group were selected by the Compensation Committee based on the recommendation of the Compensation Consultant.

The Comparison Group is comprised of the companies listed below. Two additional companies not listed below, Honeywell’s Automation and Controls Systems and Diebold’s Integrated Security Solutions, are division-level businesses that compete with us. These two division-level businesses were considered in the assessment of President and Chief Operating Officer position compensation levels. These two division-level businesses were considered in the assessment of Compensation levels.

Checkpoint Systems Inc	NAPCO Security Systems Inc.
China Digital TV Holdings Co	Protection One Inc.
China Mobile LTD	Qiao Xing Mobile Comm Co. Ltd
China Netcom Group Corp	Semiconductors Mfg Int’l Corp
China Telecom Corp LTD	Suntech Power Holdings
China Unicom Ltd	Trina Solar Ltd
Giant Interactive Group Inc.	Tyco International Ltd
LDK Solar Co Ltd	Yingli Green Energy Holding

2008 Compensation Structure and Targets. In 2008, the Compensation Committee, with the advice of the Compensation Consultant, conducted a comparison of our executive compensation structure and practices to those of the Comparison Group. This review covered several aspects of compensation, including base salary, bonus, equity-based compensation, target compensation, and performance measures.  The Compensation Committee used the market analysis to establish pay targets for 2008.

 Based on its review , the Compensation Committee concluded that the structure of its 2008 compensation program is reasonably consistent with industry practices, particularly with regard to other China-based companies, in which equity grants are often a major pay component.

The Compensation Committee used market comparison data to set target levels for each individual element of our compensation program (salary, bonus and equity-based compensation) and for total compensation. For each element of compensation, the Compensation Committee seeks to determine the prevailing competitive range of target compensation based on publicly-available information and the advice of the Compensation Consultant, with the mid-point of the range being the 75th percentile of the Comparison Group. The Compensation Committee then seeks to set each element of compensation within this competitive range, assuming payout of performance-based awards at target. An executive’s actual compensation may be more or less than the target amount set by the Compensation Committee depending on the Company’s performance, changes in the Company’s stock price and other factors.

The Compensation Committee  believes the 75th percentile is appropriate for attracting top talent. Targeting the 75th percentile is also consistent with the growth of the company and pace of acquisitions that are unique in the industry. Also, as a newly listed NYSE company, the Compensation Committee believes it is necessary at this time to motivate key executives and to reward the efforts required to achieve the Company’s aggressive goals.

Setting compensation targets based on market comparison data is intended to ensure that our compensation practices are competitive with regard to attracting and retaining executive talent. Because each compensation element is targeted to be within a competitive range based on current available data, compensation decisions with respect to one element of compensation do not affect decisions with respect to other compensation elements. It is also for this reason that no specific formula is used to determine the allocation between cash and equity-based compensation. In addition, because a Named Executive Officer’s compensation target is set by reference to persons with similar duties at the Comparison Group companies, the Compensation Committee does not establish any fixed relationship between the compensation of the CEO and that of any other Named Executive Officer.

The role of individual goals

Starting in 2008, individual goals will be set each year for the Named Executive Officers. These will include financial, organizational and operational objectives that are tied to our business plan and overall strategy. In addition to the achievement of corporate goals, the Compensation Committee will consider an executive’s performance against his individual goals for the year. This will enable the Compensation Committee to differentiate among executives and emphasize the link between personal performance and compensation.

The Key Elements of Our 2007 Executive Compensation Program

As was stated earlier, the key elements of our compensation program are salary, discretionary bonus, and equity-based compensation

Base salary

Salaries are based on the executive’s performance, scope of responsibilities and experience, competitive pay practices and tenure. Base salary is intended to provide a fixed, baseline level of compensation that is not contingent on the company’s performance, although performance does influence salary adjustments.

Since the Compensation Committee was formed in the fourth quarter of 2007, no actions were taken regarding 2007 salary levels for the Named Executive Officers.  However, an extensive review of compensation practices at the Company and in the market was completed in January 2008 and will serve as the foundation for 2008 compensation decisions. Through 2007, the Named Executive Officers were compensated primarily with equity – salaries were minimal.  Going forward, we expect to increase salary to a level that more closely reflects market practice.

Bonus

It has not been our practice to pay annual bonuses.  However, following its analysis of the Comparison Group,  the Compensation Committee decided to introduce a formally structured, performance-based short-term incentive program in 2008.

For 2008, bonuses paid to the Named Executive Officers will be based on both discretionary and non-discretionary factors including the achievement of pre-determined performance goals such as cash flow, EBITDA, revenue, and earnings per share.

Equity-based Compensation

The most significant element of our compensation program is equity-based compensation. On February 7, 2007, our Board adopted the Company’s 2007 Equity Incentive Plan (the “2007 Plan”), which was thereafter amended and restated on December 20, 2007, to provide for grants of stock options, stock appreciation rights, performance units, restricted stock, restricted stock units and performance shares.  The purposes of the 2007 Plan are  to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company’s business.

Restricted stock awards were granted in February and October 2007.  The total value of the grants to the Named Executive Officers in 2007 were intended to provide awards that contribute toward competitive total compensation that is also linked to shareholder returns and creates a retention incentive.  In 2008, the Compensation Committee is considering granting equity-based compensation with performance vesting  conditions.

Role of Equity-Based Compensation. Equity-based compensation furthers a number of our objectives. Specifically, granting equity-based compensation allows us to:

  to offer a compensation package that is competitive and enhances our ability to attract and retain executive talent;

  align the interests of our executives with those of our shareholders, thereby encouraging the creation of shareholder value; and

  help establish a direct link between compensation amounts, total shareholder return and company operating performance.

2008 Award process.   The Compensation Committee will determine the size of an equity grant based on the fair value of awards. Accordingly, the  Compensation Committee will first determine the total dollar value of the award to be granted to the Named Executive Officer based on the executive’s performance and market comparison data, and then convert this value into the number of shares or stock options to be granted.

Timing of equity awards. The Compensation Committee has not formally adopted policy for granting stock options but is considering this matter in 2008. Policies to be considered include (1) prohibiting backdating any equity grant and manipulating the timing of either the public release of information or the grants in order to increase the value of the award and (2) establishing fixed dates for annual equity-based compensation awards and “off-cycle” awards approved by our CEO. It is our policy to grant stock options with an exercise price no less than the closing price of a share of our common stock on the grant date.

Other Benefits

At present, no other benefits are provided to our executive officers.  This includes perquisites, pension and retirement benefits, deferred compensation, life insurance and severance or change in control benefits.  At this time, there are no plans to provide these benefits.

Change in Control and Employment Agreements

Through 2007, there were no change-in-control agreements or employment agreements of any kind.

Compensation Committee Report

 The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

/s/ Compensation Committee
Robert Shiver, Chairman
Runsen Li
Peter Mak

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our CEO, Chief Financial Officer, and President for services performed for us and our subsidiaries during 2007 in all capacities.  No other executive officer received compensation of $100,000 or more in 2007.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Total
Guoshen Tu, CEO and Director	2007	$40,840	$ 0	$206,304	$247,144
	2006	15,000	0	0	15,000
Jinxu Wu, Former CFO (2)	2006	15,000	0	0	15,000
Terence Yap, CFO and director (3)	2007	153,594	0	206,304	359,898
	2006	15,000	0	350,000	365,000
Shufang Yang, President and former COO (4)	2007	25,278	0	86,854	112,132

(1)

Amounts shown do not reflect compensation actually received by the Named Executive Officer.  The amounts represent the compensation expense recognized by the Company for stock granted to the Named Executive Officers in 2007 and 2006 calculated in accordance with Statement of Financial Accounting Standards share based payment (revised 2004) (“FAS 123R”). For 2007, the assumptions used to calculate the value of stock awards are set forth under Note 2 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal year 2007 filed with the SEC on March 10, 2008.   In 2006 the assumptions used to calculate the value of stock awards are set forth under Note 2 of the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for fiscal year 2006 filed with the SEC on March 21, 2007. These amounts disregard estimates of forfeitures related to service based vesting conditions. There were no actual forfeitures in 2007.  Also see “Grants of Plan-Based Awards” table for more detail regarding the restricted stock grants to Named Executive Officers in 2007.

(2)

Mr. Wu served as our CFO from January 2005 to January 2007.

(3)

Mr. Yap has served as our CFO since January, 2007, Vice Chairman since March 2006 and director since March 2006.

(4)

 Mr. Yang served as our COO from August 17, 2006 to January 1, 2008 and our President since January 1, 2008.  Mr. Yang received less than $100,000 in 2006.

GRANTS OF PLAN-BASED AWARDS – 2007

The following table sets forth information regarding equity grants to Named Executive Officers during the year ended December 31, 2007.

Name	Grant Date	Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (1)

Guoshen Tu (2)(3)	February 7, 2007 October 12, 2007	30,000 100,000	$ 375,000 2,850,000
Terence Yap (2)(3)	February 7, 2007 October 12, 2007	30,000 100,000	$ 375,000 2,850,000
Shufang Yang (3)	October 12, 2007	100,000	2,850,000

(1)  Amounts recorded in this column are calculated in accordance with SFAS 123R and represent the grant date fair value.  These amounts disregard estimates of forfeitures related to service based vesting conditions.

(2)  On February 7, 2007, Mr. Tu and Mr. Yap was each granted 30,000 shares of restricted stock pursuant to the 2007 Plan. The shares vest in equal monthly installments over a four year period beginning on the date of the restricted stock grant agreement was signed.

(3)  On October 12, 2007, each of Messrs. Tu, Yap and Yang was granted 100,000 shares of restricted stock pursuant to the 2007 Plan.  The shares vest in equal monthly installments over a four year period beginning on the date of the restricted stock grant agreement was signed.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END – 2007

The following table sets forth the equity awards outstanding at December 31, 2007 for each of the Named Executive Officers.

Name	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Guoshen Tu	119,583	$ 2,611,700
Terence Yap	119,583	2,611,700
Shufang Yang	95,833	2,093,000

(1)  The vesting schedules are described in the footnotes to the Grants of Plan-Based Awards – 2007 table above.

(2) Market value is based on the closing stock price as reported on December 31, 2007.

STOCK VESTED AS OF DECEMBER 31, 2007

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Guoshen Tu	10,417	206,304
Terence Yap	10,417	206,304
Shufang Yang	4,167	86,854

(1)  Value realized on vesting is based on the closing stock price on the vesting date.

Potential Payments Upon Termination of Employment or Change of Control

The Company does not have change-in-control arrangements with any of its executive officers, and the Company is not obligated to pay severance or other enhanced benefits to executive officers upon termination of their employment.

The 2007 Plan provides for the acceleration of vesting if a successor corporation does not assume or substitute outstanding stock awards.  Upon a change of control, all unvested options and stock appreciation rights will become fully vested and exercisable, and all restricted stock units, performance units, performance shares and restricted stock will become fully vested and payable. Accelerated vesting occurs with respect to all equity-based compensation awards granted by the Company, and not just those granted to the Named Executive Officers. In addition, no termination of employment is required to accelerate vesting.

The following table reflects the intrinsic value of unvested restricted stock that would be accelerated assuming a change in control occurred on December 31, 2007.  Our Named Executive Officers are not entitled to any payments upon a termination of employment.

Name	Value of Accelerated Stock	Total
Guoshen Tu	$2,611,700	$2,611,700
Terence Yap	2,611,700	2,611,700
Shufang Yang	2,611,700	2,611,700

Non-Management Directors’ Compensation

The Board believes that providing competitive compensation is necessary to attract and retain qualified non-management directors. The key elements of the Company’s non-management director compensation are a cash retainer, committee chairman fees, and equity-based compensation and meeting fees. The Company reimburses non-management directors for travel and other business expenses incurred in the performance of their services for the Company.  Directors are also reimbursed for attending director education courses.

The following table sets forth the compensation earned by the non-management directors during fiscal year 2007.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) (#)	Total ($)
Runsen Li (2)	4,167	0	4,167
Peter Mak (2)	22,580	0	22,580
Robert Shiver (2)	9,274	0	9,274

(1)

Each non-management director received an annual award of 10,000 shares of restricted stock valued at $211,000 in December 2007.  The restricted stock grants vest evenly each month over a twelve month period beginning in January 2008.  The amount reflected in the stock award column reflects the compensation expense recognized by the Company in fiscal year 2007 determined in acordance with SFAS 123R.  Each non-management director held 10,000 shares that had not vested as December 31, 2007.

 (2)

Mr. Li was elected to the Board effective August 1, 2007. Mr. Mak and Mr. Shiver became directors on October 25, 2007. Accordingly, each director’s annual cash retainer was pro rated accordingly.  In 2007, the annual cash retainer for each director was: $10,000 for Mr. Li, $120,000 for Mr. Mak, and $50,000 for Mr. Shiver.

Based on an analysis of director compensation paid by the Comparison Group, the Board approved the following compensation structure for non-management directors in 2008.

2008 DIRECTOR FEES

	Retainer	Meeting Fee
Board
Annual Cash	As currently provided [1]	$0
Annual Equity	To be determined	$0

Audit Committee
Chairman	$17,500	$2,000
Member	$10,000	$1,500

Compensation Committee
Chairman	$12,000	$1,500
Member	$5,000	$1,000

Nominating & Gov. Committee
Chairman	$12,000	$1,500
Member	$5,000	$1,000

(1) Annual cash retainer varies by director as follows: Runsen Li-$10,000, Peter Mak-$120,000, Robert Shiver-$50,000.

The Board believes that this fee structure recognizes our directors’ key role in driving our international growth and for the work required on each of the three committees the directors serve.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of the close of business on April 29, 2008 for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each executive officer, (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group.  Shares owned as of April 29, 2008 are based upon public filings with the SEC.

Unless otherwise specified, the address of each of the persons set forth below is in care of China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, 518034, People’s Republic of China.

Name and Address	Number of Shares Beneficially Owned	Percent of Class (3)
Guoshen Tu (1)	14,103,100(2)	32.9%
Shufang Yang (1)	1,028,531	2.4%
Lingfeng Xiong (1)	120,000	*
Yong Zhao (1)	20,000	*
Terence Yap (1)	265,000	*
Qian Daiyou (1)	153,119	*
Jianguo Jiang (1)	260,000	*
Runsen Li (1)	10,000	*
Peter Mak (1)	10,000	*
Robert Shiver (1)	10,000	*
All Current Officers and Directors as a Group (10 in number)	15,979,750	37.3%
Whitehorse Technology Limited. (4)	11,139,600	26%
Li Zhi Qun (4) (5)	14,103,100	32.9%
Citadel Equity Fund Ltd. (4) (6) 18/F Chater House, 8 Connaught Road, Central, Hong Kong	4,678,538	10.9%

* Less than 1%.

(1)

The person is an officer, a director or both.

(2)

Includes 11,139,600 shares owned by Whitehorse Technology Limited (“Whitehorse”) of which Mr. Tu is the sole owner and 2,637,500 shares owned by Zhiqun Li, who is Mr. Tu’s wife.

(3)

A total of 42,859,292 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1).  For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(4)

Information concerning beneficial ownership was obtained from publicly available filings.

(5)

Includes 11,139,600 shares owned by Whitehorse of which Ms. Li’s husband Guoshen Tu is the sole owner and 326,000 shares owned by Mr. Tu.

 (6)

Includes 6,797,182 shares of our common stock that may be acquired upon conversion of $110,000,000 in principal amount of the Company’s convertible notes.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of the outstanding Common Stock to file with the SEC an initial report of ownership on Form 3 and changes in ownership on Forms 4 and 5.  The reporting persons are also required to furnish us with copies of all forms they file.

Based solely on our review of copies of Forms 3, 4 and 5 furnished to the Company with respect to the fiscal year ended December 31, 2007, we have determined that our directors, officers and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements except as follows: Shufang Yang was late in filing a Form 3 and a Form 4.  Terence Yap was late in filing a Form 3 and a Form 4.  Jianguo Jiang was late in filing a Form 3 and a Form 4.  Lingfeng Xiong was late in filing a Form 4.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS; CORPORATE GOVERNANCE

Transactions with Related Persons

The following includes a summary of transactions since the beginning of the last fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds $120,000, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”).  We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm's-length transactions.

  We have leased property to Jiangxi Golden, Jian An Ke and Jiangxi Golden Motuo Che Zhizhao Co. Ltd. of which Guoshen Tu, our CEO and director, is the Chairman and a shareholder.  The aggregated annual rental was $483,000 in 2007.  The leases expire on December 31, 2007.

Policies and Procedures for Review, Approval or Ratification of Transactions with Related Persons

We are in the process of adopting a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.”  For purposes of our policy only, a “related-person transaction” will be a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $50,000.  Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person will not be covered by this policy.  A related person will be any executive officer, director or a holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our Board for consideration and approval or ratification.  The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available.  To identify related-person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our Board will take into account the relevant available facts and circumstances including, but not limited to:

  the risks, costs and benefits to us;

  the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

  the terms of the transaction;

  the availability of other sources for comparable services or products; and

  the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

In the event a director has an interest in the proposed transaction, the director must excuse himself or herself form the deliberations and approval.  Our policy will require that, in determining whether to approve, ratify or reject a related-person transaction, our Board, and if we establish an audit committee, our audit committee, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of our Company and our stockholders, as our board or audit committee, as applicable, determines in the good faith exercise of its discretion. We did not previously have a formal policy concerning transactions with related persons.

REPORT OF AUDIT COMMITTEE

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2007 with management and with GHP Horwath, P.C., the independent registered public accounting firm retained by the Company to audit its financial statements. The Audit Committee received and reviewed management’s representation and the opinion of the independent registered public accounting firm that the Company’s audited financial statements were prepared in accordance with United States generally accepted accounting principles. The Audit Committee also discussed with the independent registered public accounting firm during the 2007 fiscal year the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations.

The Audit Committee received from GHP Horwath the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with GHP Horwath the independence of their firm.

Based upon the review and discussions referenced above, the Audit Committee recommended to the Company’s Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.

/s/Audit Committee

Peter Mak, Chairman Runsen Li Robert Shiver

GENERAL

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders who wish to communicate with the Board.  Stockholders who wish to communicate with the Board may write to it at the Company’s address given above.  These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board.  The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, 518034, People’s Republic of China, no later than the close of business on March 9, 2009.  A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included.  The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year.  Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement.  A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company.  Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

April 30, 2008

By Order of the Board of Directors

/s/ Samuel Lo
Secretary

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON June 18, 2008

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 30, 2008, and hereby constitutes and appoints Mr. Guoshen Tu, the Company’s Chairman and Chief Executive Officer, and Mr. Terence Yap, the Company’s Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders to be held on June 18, 2008, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.

Elect as Directors the nominees listed below:

☐

Guoshen Tu
Terence Yap
Runsen Li
Peter Mak
Robert Shiver

Withhold authority for the following:

☐   Guoshen Tu
☐   Terence Yap
☐   Runsen Li
☐   Peter Mak
☐   Robert Shiver

2.

Approve the ratification of GHP Horwath, P.C. as the Company’s accountant for fiscal year 2008.

FOR    ☐

AGAINST    ☐

ABSTAIN   ☐

3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR THE RATIFICATION OF THE SELECTION OF GHP HORWATH, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED APRIL 30, 2008 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 30, 2008, and the 2007 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name

Name (if joint)

Date _____________, 2008

Please sign your name exactly as it appears hereon.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon.  When signing as joint tenants, all parties in the joint tenancy must sign.  When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed.  No postage is required if returned in the enclosed envelope.